SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the registrant [X]
Filed by a party other than the registrant [  ]

Check the appropriate box:
[   ]    Preliminary proxy statement
[ X ]    Definitive proxy statement
[   ]    Definitive additional materials
[   ]    Soliciting Material Under Rule 14a-12


                         MILE MARKER INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transactions applies:
(3) Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

[   ] Check box if any part of the fee is offset as provided by Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

                         Mile Marker International, Inc.
                    2121 Blount Road, Pompano Beach, FL 33069

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held on May 27, 2004


To the Shareholders of Mile Marker International, Inc.:

     The Annual Meeting of Shareholders of Mile Marker International, Inc., a Florida corporation (the "Company"), will be held on May 27, 2004, at 10:30 A.M. at the offices of the Company at 2121 Blount Road, Pompano Beach, Florida 33069, for the following purposes:

1. To elect four (4) directors to hold office for a term of one year or until their successor(s) shall have been elected and qualified, or until their earlier resignation, removal from office, or death.

2. To approve the engagement of Berenfeld, Spritzer, Shechter & Sheer, Certified Public Accountants as the Company's independent auditors for calendar year 2004.

3.   To act upon such other matters as may properly come before the Meeting.

     Holders of Common Stock of record at the close of business on May 3, 2004, are entitled to vote at the Meeting and any adjournment of the Meeting. A list of the shareholders of the Company as of the close of business on May 3, 2004, will be available for inspection during business hours from May 10, 2004, through May 26, 2004, at the Company's offices, 2121 Blount Road, Pompano Beach, Florida 33069, and will also be available at the Annual Meeting.

                                            By Order of the Board of Directors

                                            /s/  Alvin A. Hirsch
                                            ------------------------------------
                                            Secretary

      Dated: April 19, 2004


      Important Notice:

      If you do not plan to attend the Annual Meeting to vote your shares, please complete, date, sign, and promptly mail the enclosed proxy form to Mile Marker International in the enclosed stamped envelope at 2121 Blount Road, Pompano Beach, Florida 33069 or fax the proxy form to the Secretary, Mile Marker International, Inc., at 954-782-0770. Any person giving a proxy has the power to revoke it at any time, and shareholders who are present at the meeting may withdraw their proxies and vote in person.

                         MILE MARKER INTERNATIONAL, INC.
                                2121 Blount Road
                          Pompano Beach, Florida 33069


-------------------------------------------------------------------------
                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                             To be held May 27, 2004
-------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Mile Marker International, Inc. (the "Company"), a Florida corporation, of the accompanying proxy for use at the 2004 Annual Meeting of Shareholders (the "Meeting") to be held on May 27, 2004, or at any adjournment or adjournments thereof. Only shareholders of record at the close of business on May 3, 2004 (the "Record Date"), are entitled to vote at the Meeting. Proxy material is being mailed on or about May 3, 2004, to the Company's shareholders of record on the Record Date. All references to the Company herein include its subsidiaries.

                                    THE PROXY

Shares of Common Stock represented by a duly executed proxy received by the Company will be voted in accordance with the instructions contained therein and, in the absence of specific instructions, will be voted FOR the election as directors of the persons nominated by the Board of Directors, FOR the approval of the Board's engagement of Berenfeld, Spritzer, Shechter & Sheer, Certified Public Accountants as the Company's independent auditors for calendar year 2004, and, in accordance with the judgment of the persons voting the proxy, on any other matter that may properly come before the Annual Meeting. The execution of a proxy will not affect a shareholder's right to attend the Annual Meeting and to vote in person. A shareholder may revoke a proxy at any time before it is voted at the Annual Meeting by written notice delivered to the Secretary of the Company.

This Proxy Statement and the accompanying proxy are being mailed on or about May 3, 2004, to shareholders entitled to vote at the Annual Meeting. The cost of solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxy solicitations may be made by telephone and personal contact by officers, directors and employees of the Company. The Company will, upon request, reimburse brokerage houses and persons holding shares in their names or in the names of nominees for their reasonable expenses incurred in sending soliciting material to their principals.

Shareholders who execute proxies retain the right to revoke them by notifying the Company at any time before they are voted. Such revocation may be effected by execution of a subsequently dated proxy, or by a written notice of revocation, sent to the attention of the Secretary at the address of the Company's principal office set forth above in the introductory paragraph to this Proxy Statement or delivered to her at the Meeting. Unless so revoked, the shares represented by proxies, if received in time, will be voted in accordance with the directions given therein. If no direction is given, a properly executed proxy will be voted in favor of the election of directors and for the approval of the engagement of Berenfeld, Spritzer, Shechter & Sheer, Certified Public Accountants, as the Company's independent auditors for calendar year 2004. A plurality of the votes cast at the Meeting shall be necessary to elect a director and to approve the Company's engagement of this CPA firm.

At the meeting ballots will be distributed with respect to each proposal to be voted upon to the management proxy holders and each shareholder (or the shareholder's proxy if not the management proxy holders) who is present and did not deliver a proxy to the management proxy holders or another person. The ballots shall then be tallied, one vote for each share owned of record, the votes being in three categories: FOR, AGAINST or ABSTAIN, except in the case of the proposal to elect directors, the three categories will be, with respect to each director to be elected, FOR the management nominee, WITHHOLD AUTHORITY from voting FOR the management nominee, or FOR another person to be elected as a director. Any shareholder who submits a proxy, even though the shareholder abstains as to one or more proposals, or who is present in person, shall be counted for the purpose of determining if a quorum is present, a quorum being a majority of the outstanding shares of the Common Stock. Because each of the directors will be elected by a plurality of the votes cast at the meeting, an abstention, whether by the shareholder of record or by a broker non-vote where the broker or its nominee is the record holder for the shareholder, reduces the number of votes cast for a particular nominee. Assuming that the voting for director is limited to the nominees, an abstention, including a broker non-vote, has no effect on the determination of who is elected. If there are one or more nominees opposing the nominees, the candidates receiving the highest votes FOR will be elected, regardless of how many shares ABSTAIN.

Each shareholder of record is entitled to cast, in person or by proxy, one vote for each share of Common Stock, $.001 par value (the "Common Stock"), held by such shareholder at the close of business on the Record Date. As of the Record Date, the Company had issued and there were outstanding 9,840,269 shares of Common Stock.

                           INCORPORATION BY REFERENCE

The Securities Exchange Commission allows us to "incorporate by reference" certain documents, which means that we can disclose important information to you by referring you to those documents. The information in the documents incorporated by reference is considered to be part of this proxy statement, except to the extent that this proxy statement updates or supersedes the information. We incorporate by reference the documents listed below which we have previously filed with the Securities Exchange Commission (Commission file No. 0-26150):

Our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003 (which accompanies this Proxy Statement); and

       Our Quarterly Reports on Form 10-QSB for the quarters ended March 31, June 30, and September 30, 2003.

We also incorporate by reference the information contained in all other documents we file with the Securities Exchange Commission under Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 after the date of this proxy statement and before the date of the Annual Meeting. The information will be considered part of this Proxy Statement from the date the document is filed and will supplement or amend the information contained in this Proxy Statement.

We will provide you, at no charge, a copy of the documents we incorporate by reference in this Proxy Statement upon your request. TO OBTAIN TIMELY DELIVERY, REQUESTS FOR COPIES SHOULD BE MADE NO LATER THAN MAY 20, 2004 (FIVE BUSINESS DAYS BEFORE THE DATE THE ANNUAL MEETING). To request a copy of any or all of these documents, you should write or telephone us at:

                         Mile Marker International, Inc.
                         2121 Blount Road
                         Pompano Beach, Florida 33069
                         Telephone: (954) 782-0604

These documents are also included in our Securities and Exchange Commission filings that are made electronically through the Securities and Exchange Commission's EDGAR system and are available to the public at the Securities and Exchange Commission's website at http://www.sec.gov.

                              ELECTION OF DIRECTORS
                           (Item No. 1 on Proxy Form)

Four directors will be elected at the Meeting. The enclosed proxy, unless otherwise specified, will be voted to elect as directors the four nominees named below. Each director elected at the Meeting will serve until the next Annual Meeting of Shareholders and until his or her respective successor is duly elected and qualifies. Each nominee is a member of the current Board of Directors. All nominees have consented to serve as directors. If a nominee should not be available for election as contemplated, the management proxy holders will vote for a substitute designated by the current Board of Directors.

The following table sets forth certain information, as of the Record Date, concerning the nominees for election as directors of the Company. For information as to the shares of the Common Stock held by each nominee, see the section "Security Ownership of Certain Beneficial Holders and Management" elsewhere in this Proxy Statement.

                       Age As of                       Position
Nominee               May 3, 2004         Since      With Company
-------               -----------        --------    ------------

Richard E. Aho             60              1993      Chairman of the
                                                     Board, President,
                                                     and Chief Executive Officer

Drew V. Aho                37              2001      Director, Executive Vice
                                                     President and Chief
                                                     Operating Officer

Leslie Aho                 47              1993      Director and
                                                     Production Manager

George Shelley             73              1999      Director


Executive Officers

As of the Record Date, the Executive Officers of the Company were as follows:

                        Age As of       Officership(s)           Year Became
Name                   May 3, 2004       with Company          Executive Officer
----                   -----------      -------------          -----------------

Richard E. Aho              60        President and Chief
                                      Executive Officer               1993

Drew V. Aho                 37        Executive Vice President        1989
                                      and Chief Operating Officer

Alvin A. Hirsch             60        Secretary, Treasurer and        2001
                                      Chief Financial Officer

Each Executive Officer is elected to serve at the discretion of the Board of Directors.

Business History

     The principal occupation of each executive officer and director of the Company is set forth below. All of the executive officers and directors are elected annually, or until their successors have been duly elected.

     Richard E. Aho formed Mile Marker, Inc., in 1984 to produce and market a series of new products in the automotive market. In 1980, Mr. Aho founded 4X4 Savings, Inc., a predecessor of Mile Marker, Inc. to sell a cost-saving product that was designed for the 4-wheel drive segment of the automotive industry. Mr. Aho became Chairman and Chief Executive Officer of the Company on December 28, 1993. Mr. Aho's expertise is in engineering research, new product design and development and contract manufacturing negotiations. He has received numerous U.S. and foreign patents on Mile Marker products.

     Drew V. Aho has worked for the Company since its inception, with responsibilities for purchasing, engineering, marketing, product development and sales. He became Vice President of the Company in 1989 and Executive Vice President in 2001. He is the Company's Chief Operating Officer and is the Executive Officer responsible for the Company's sales and marketing functions. He was elected to the Company's Board of Directors in 2001. Drew Aho is the son of Richard Aho.

     George R. Shelley was elected to the Board of Directors in 1999. Mr. Shelley currently serves as President of Autoart Investments, Inc. He retired in 1988 as Vice President of Alco Standard, Inc., which purchased Shelley Manufacturing Company in 1971.

     Leslie J. Aho had worked for the Company since its inception and became Secretary, Treasurer and a Director of the Company in 1993. Before September 2001, she was the officer responsible for the Company's production planning, assembly, warehousing, shipping and human resources management. In March 2004, Ms. Aho re-joined the Company as its Production Manager. Ms. Aho is the former wife of Richard Aho.

     Alvin A. Hirsch joined the Company as Secretary, Treasurer and Chief Financial Officer on December 1, 2001. Mr. Hirsch has been the President of Hirsch & Company, Inc., a management consulting firm, since 1986. Mr. Hirsch has also served as Chief Operating Officer, Chief Financial Officer, Secretary or Treasurer of several public and private companies during the past 21 years and served as a Vice President of Bankers Trust Company and the Managing Director of Bankers Trust Australia during 1970 to 1983. Mr. Hirsch also serves a Director of Automated Health Technologies, Inc.

Board Meetings
--------------

During calendar year 2003, eight meetings of the Company's Board of Directors were held. All current elected members of the Board attended all meetings, except for Richard Aho, who was absent for one meeting.

Board Committees
----------------

There are no committees of the Board of Directors of the Company. The Company has no Nominating Committee because the Directors are the controlling shareholders of the Company.

Shareholder Meetings
--------------------

All Directors attended the prior year's annual meeting and are expected to attend the 2004 Annual Shareholders Meeting. Representatives of the Company's independent auditors are expected to attend the 2004 Annual Shareholders Meeting, will have an opportunity to make statements and will be available to respond to appropriate questions.

Family Relationships
--------------------
Richard and Drew Aho are father and son.

Shareholder Communications with Directors
-----------------------------------------

Shareholders of the Company may contact any of the Directors by writing to them at Mile Marker International, Inc., 2121 Blount Road, Pompano Beach, Florida, 33069. The Company has not established any formal policy on the matter of shareholder communications with members of its Board.

Compliance with Section 16(a) of the Exchange Act
-------------------------------------------------
Based solely on a review of Forms 4 and 5 furnished to the Company and filed with the Securities and Exchange Commission under Rule 16a-3(e) promulgated under the Securities Exchange Act of 1934 with respect to 2003 and 2002, the Company believes that the officers and directors of the Company did not file Form 4's when stock options were granted to them on June 27, 2003. All officers and directors filed a Form 5 on February 4, 2004, for these 2003 transactions. Except as identified herein and based solely on a review of its files concerning Rule 16a-3(e), the Company is not aware that any other person was required to, but did not, comply with Section 16(a).

                SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

The table below sets forth information with respect to the beneficial ownership of the Company's common stock by (i) each person who is known to be the beneficial owner of more than five percent of the Company's common stock, (ii) all directors and nominees, (iii) each executive officer, and (iv) all directors and executive officers as a group. Unless otherwise indicated, the Company believes that the beneficial owner has sole voting and investment power over such shares. The Company does not believe that any shareholders act as a "group," as that term is defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended. As of April 19, 2004, the Company had issued 10,215,269 and had outstanding 9,840,269 shares of common stock.

      Name and Address              Number of Shares        Percentage of
      of  Common Stock              of Common Stock          Common Stock
      Beneficial Owner              Beneficial Owned           Ownership
-------------------------------------------------------------------------

Richard E. Aho (1)(2)(3)(4)                4,604,880             45.96%
2121 Blount Road
Pompano Beach , FL  33069

Depository Trust Company                   2,486,233             25.39%
7 Hanover Square
New York, NY  10004

Leslie J. Aho (1)(3)(4)(5)                 1,737,255             17.34%
2121 Blount Road
Pompano Beach , FL  33069

Ilona Ivanoff                                625,100              6.38%
725 Kalama River Road
Kalama, WA  98625

George R. Shelley (1)(4)                     591,000              5.90%
1412 S.W. 13th Court
Pompano Beach, FL  33069

Drew V. Aho (1)(2)(4)(6)(7)                  265,000              2.64%
2121 Blount Road
Pompano Beach, FL  33069

Alvin A. Hirsch (2)(4)                        96,304              0.96%
2121 Blount Road
Pompano Beach, FL  33069

All Executive Officers and                 5,582,184             55.71%
Directors as a Group (5 persons)

-------------------------------

(1) Director
(2) Officer
(3) Includes 1,712,255 shares owned by Leslie Aho, of which Richard Aho is the beneficial owner by virtue of a September 14, 2001 Shareholders
    Agreement.
(4) Includes Incentive Stock Options.
(5) Leslie J. Aho is the former wife of Richard E. Aho
(6) Drew V. Aho is the son of Richard E. Aho
(7) Includes 50,000 shares held in trust for Mr. Aho's daughter but excludes 50,000 shares held by Mr. Aho's wife, in which he disclaims any beneficial ownership
---------------------------------

                             EXECUTIVE COMPENSATION

The following table and notes present for the three years ended December 31, 2003, all compensation paid by the Company to all executive officers whose total compensation exceeded $100,000 in any of the years ended December 31:


Summary Compensation Table
                                    ANNUAL COMPENSATION                          LONG TERM
                            --------------------------------------------       -------------
Name and                     Fiscal                           Other Annual     Stock Options
Principal Position            Year    Salary      Bonus       Compensation        Awarded
--------------------------------------------------------------------------------------------

Richard E. Aho                 2003   $203,846    $40,000        $3,600     (1)     100,000
President and Chief            2002   $184,000    $25,000       $23,048              (1) (2)
Executive Officer              2001   $146,600   $143,500

Drew V. Aho                    2003   $110,015    $25,000        $9,600 (1) (3)      50,000
Executive Vice President
and Chief Operating Officer

Alvin A. Hirsch                2003   $122,308    $15,000             -              30,000
Secretary, Treasurer and
Chief Financial Officer

(1) - Directors Fees
(2) - Share Assignment Fee
(3) - Automobile Allowance
------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE FOREGOING DIRECTORS TO SERVE UNTIL THE NEXT ANNUAL MEETING OF SHAREHOLDERS AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFY.

                 APPROVAL OF THE COMPANY'S INDEPENDENT AUDITORS
                           (Item No. 2 on Proxy Form)

On April 10, 2001, the Company dismissed the CPA firm of Spear, Safer, Harmon & Company, P.A., Certified Public Accountants and engaged the CPA firm of Puritz & Weintraub, LLP, Certified Public Accountants, as the Company's independent auditors for the 2001 calendar year. On July 1, 2001, the firm of Puritz and Weintraub merged with the Miami, Florida, firm of Berenfeld, Spritzer, Shechter & Sheer, Certified Public Accountants.

Berenfeld, Spritzer, Shechter & Sheer, Certified Public Accountants, and its predecessors, Puritz and Weintraub, LLP, have served as the Company's independent auditors for the years 2001 through 2003. During this period, there have been no disagreements with the Company's independent auditors on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of the independent auditors, would have caused them to make reference to the subject matter of any such disagreement in their reports on the financial statements.

                                  MISCELLANEOUS

     The solicitation of proxies on the enclosed form of proxy is made by and on behalf of the Board of Directors of the Company and the cost of this solicitation is being paid by the Company. In addition to the use of the mails, proxies may be solicited personally, or by telephone or telegraph, by officers of the Company or its subsidiaries.



                                     By Order of the Board of Directors

                                     /s/ Alvin A. Hirsch
                                     ------------------------------------
                                     Secretary

                         Mile Marker International, Inc.
                    2121 Blount Road, Pompano Beach, FL 33069

                                   ***PROXY***

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Alvin A. Hirsch as Proxy with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated below, all shares of Common Stock of Mile Marker International, Inc., held of record by the undersigned on May 3, 2004, at an Annual Meeting of Shareholders to be held on May 27, 2004, or any adjournment thereof.

1. FOR THE ELECTION OF THE FOLLOWING PERSONS AS DIRECTORS:

         RICHARD E. AHO:        _____ FOR  _____  AGAINST    _____ ABSTAIN

         DREW V. AHO:           _____ FOR   _____ AGAINST    _____ ABSTAIN

         GEORGE R. SHELLEY:     _____ FOR   _____ AGAINST    _____ ABSTAIN

         LESLIE J. AHO:         _____ FOR   _____ AGAINST    _____ ABSTAIN


2. APPROVAL OF THE COMPANY'S ENGAGEMENT OF THE CPA FIRM OF BERENFELD, SPRITZER, SHECHTER & SHEER, AS THE COMPANY'S INDEPENDENT AUDITORS FOR CALENDAR YEAR 2004.

         FOR ___________   AGAINST ___________   ABSTAIN ____________

3. In their discretion, the Proxy is authorized to vote upon such other business as may properly come before the Meeting or any adjournments of the Meeting.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR each of the director nominees and FOR Proposals 2 and 3.

Please sign exactly as your name appears on your certificate. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized office. If a partnership, please sign in partnership name by authorized person.

          Page 2 of Proxy for May 27, 2004, Annual Shareholders Meeting


         Dated: ___________________, 2004


         Number of shares held:____________________________


         Signature   ___________________________________

         _______________________________________________
         Please Type or Print Your Name(s)


         If you have had a change of Address, please print or type your new address on the lines below:

         __________________________________________________

         __________________________________________________

         __________________________________________________


         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.

         THANK YOU.